UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2011

INLAND REAL ESTATE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32185 (Commission File Number)	36-3953261 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain

Officers; Compensatory Arrangements of Certain Officers

On April 29, 2011, Inland Real Estate Corporation (the “Company”) entered into employment agreements with each of Mark E. Zalatoris (president and chief executive officer), Brett A. Brown (senior vice president, chief financial officer and treasurer), D. Scott Carr (senior vice president – portfolio management and president of Inland Commercial Property Management), Beth Sprecher Brooks (senior vice president, general counsel and secretary) and William W. Anderson (vice president – transactions) (collectively, the “named executive officers”).  The employment agreements provide for a term of employment from January 1, 2011 through December 31, 2011, unless extended by the mutual consent of the Company and the executive.  Copies of these employment agreements are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated in their entirety in this Item 5.02 disclosure by reference.  The following descriptions of the material terms and conditions of the employment agreements do not purport to be complete and are qualified in their entirety by reference to Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 hereto.

BASE COMPENSATION

Each named executive officer will receive a fixed amount of base compensation that includes a cash component and an equity component.  The cash component consists of cash salaries of $495,000 for Mr. Zalatoris, $349,800 for Mr. Brown and Mr. Carr, $278,900 for Ms. Brooks and $270,100 for Mr. Anderson.  The equity component consists of a number of shares of restricted stock with a value on the date of grant equal to $45,000 for Mr. Zalatoris, $15,000 for Mr. Brown and Mr. Carr, $12,250 for Ms. Brooks and $12,000 for Mr. Anderson.  The rights of the named executive officers to these shares of restricted stock vest 20% per year over five years.

PERFORMANCE-BASED AWARDS

Each named executive officer has an opportunity to earn annual awards of cash and restricted stock in an amount equal to a percentage of his or her base cash salary for 2011.  A portion of this opportunity will be based upon the achievement by the executive of personal goals agreed to in advance by the compensation committee (with respect to Mr. Zalatoris) or Mr. Zalatoris (with respect to the other named executive officers).  The remainder of this opportunity will be based on our performance relative to the “2011 Retail REIT Shopping Center Index” (the “NAREIT Peer Index”).  We will determine our performance by comparing the growth rates in our funds from operations (“FFO”) and Total Shareholder Return from year to year versus the median growth rates in those measures of the companies in the NAREIT Peer Index.  As used herein, “Total Shareholder Return” is equal to the sum of (1) the percentage change in our common stock price between January 1st and December 31st of the employment year and (2) our distribution yield for the employment year (calculated by dividing (x) the total distributions paid per share of our common stock for the employment year by (y) the closing price for a share of our common stock on January 1st of the employment year).  We will have achieved (1) a “Target” level of performance if the measure in question is both positive and equal to or greater than 100%, but less than 135%, of the median for the NAREIT Peer Index; and (2) a “High” level of performance if the measure in question is both positive and equal to or greater than 135% of the median for the NAREIT Peer Index.

The maximum possible annual cash incentive award that each executive could earn, expressed as a percentage of the executive’s base cash salary for 2011, is set forth below:

Maximum Possible Annual Cash Incentive Award

(As Percentage of 2011 Base Cash Salary)

Mark Zalatoris	Brett A. Brown and D. Scott Carr	Other Executives

40%	36%	30%

Of the maximum possible annual cash incentive award, the amount that each executive officer actually earns, if any, will be the sum of three components.  The first component, as set forth below, will depend upon our level of performance for 2011 as measured by the growth rate in our FFO relative to the median growth rate in FFO of the companies listed in the NAREIT Peer Index:

First Component of Annual Cash Incentive Award

(As Percentage of 2011 Base Cash Salary)

	Mark Zalatoris	Brett A. Brown and D. Scott Carr	Other Executives

Granted automatically upon achieving a “Target” level of growth in FFO	7%	5.5%	5%

Granted automatically upon achieving a “High” level of growth in FFO	14%	12.5%	10%

The second component, as set forth below, will depend upon our level of performance for 2011 as measured by the growth rate in our Total Shareholder Return relative to the median total shareholder return of the companies included in the NAREIT Peer Index:

Second Component of Annual Cash Incentive Award

(As Percentage of 2011 Base Cash Salary)

	Mark Zalatoris	Brett A. Brown and D. Scott Carr	Other Executives

Granted automatically upon achieving a “Target” level of growth in Total Shareholder Return	7%	5.5%	5%

Granted automatically upon achieving a “High” level of growth in Total Shareholder Return	14%	12.5%	10%

The third component will be fixed in the discretion of the compensation committee (with respect to Mr. Zalatoris) or Mr. Zalatoris (with respect to the other named executive officers) based upon a determination of whether the named executive officer achieved the personal goals agreed upon in advance.  The award for the third component can range from zero to the maximum percentage reflected below.

Third Component of Annual Cash Incentive Award

(Maximum Possible as Percentage of 2011 Base Cash Salary)

	Mark Zalatoris	Brett A. Brown and D. Scott Carr	Other Executives

Granted in the discretion of the compensation committee (for Mr. Zalatoris) or Mr. Zalatoris (for the other named executive officers) based on an assessment of the achievement of their personal goals	12%	11%	10%

The maximum possible annual restricted stock incentive award that each executive could earn, expressed as a percentage of the executive’s base cash salary for 2011, is set forth below:

Maximum Possible Annual Restricted Stock Incentive Award

(As Percentage of 2011 Base Cash Salary)

Mark Zalatoris	Brett A. Brown and D. Scott Carr	Other Executives

45%	39%	36%

Of the maximum possible annual restricted stock incentive award, the amount that each executive officer actually earns, if any, will be equal to a fraction, the numerator of which will be the sum of the three components described below, and the denominator of which will be the average of the high and low trading price of our common stock as reported by the New York Stock Exchange on the date of grant.  The first component of the numerator, as set forth below, will depend upon our level of performance for 2011 as measured by the growth rate in our FFO relative to the median growth rate in FFO of the companies listed in the NAREIT Peer Index:

First Component of Annual Restricted Stock Incentive Award

(As Percentage of 2011 Base Cash Salary)

	Mark Zalatoris	Brett A. Brown and D. Scott Carr	Other Executives

Granted automatically upon achieving a “Target” level of growth in FFO	8%	7.5%	7%

Granted automatically upon achieving a “High” level of growth in FFO	15%	13%	12%

The second component of the numerator, as set forth below, will depend upon our level of performance for 2011 as measured by the growth rate in our Total Shareholder Return relative to the median total shareholder return of the companies included in the NAREIT Peer Index:

Second Component of Annual Restricted Stock Incentive Award

(As Percentage of 2011 Base Cash Salary)

	Mark Zalatoris	Brett A. Brown and D. Scott Carr	Other Executives

Granted automatically upon achieving a “Target” level of growth in Total Shareholder Return	8%	7.5%	7%

Granted automatically upon achieving a “High” level of growth in Total Shareholder Return	15%	13%	12%

The third component of the numerator will be fixed in the discretion of the compensation committee or Mr. Zalatoris based upon a subjective determination of whether the named executive officer achieves the personal goals agreed upon in advance.  The award for the third component can range from zero to the maximum percentage reflected below.

Third Component of Annual Restricted Stock Incentive Award

(Maximum Possible as Percentage of 2011 Base Cash Salary)

	Mark Zalatoris	Brett A. Brown and D. Scott Carr	Other Executives

Granted in the discretion of the compensation committee (for Mr. Zalatoris) or Mr. Zalatoris (for the other named executive officers) based on an assessment of the achievement of their personal goals	15%	13%	12%

The rights of each named executive officers to any shares of restricted stock earned as an annual restricted stock incentive award will vest 20% per year over five years.

PAYMENTS UPON TERMINATION

Under the new employment agreements, we are required to provide compensation and other benefits to the named executive officers in the event of a termination of employment.  Some of the material terms and conditions of these rights are summarized below.

Termination by the Company for Cause or Voluntarily by the Executive.  Under the employment agreements, we will have “cause” to terminate an executive’s employment if, among other things, the executive fails to perform his or her duties under the employment agreement.  If employment is terminated by us for “cause” or voluntarily by the executive, then within 30 days of the date of the termination, we will pay the executive:

•

any accrued base salary;

•

any accrued vacation pay;

•

any accrued reimbursable expenses; and

•

any accrued benefits, together with any benefits required to be paid or provided under applicable law.

In addition, any restricted stock awards issued to the executive which have not yet vested will immediately be forfeited.

Termination by the Company without Cause or by the Executive for Good Reason.  Under the employment agreements, an executive will have “good reason” to terminate his or her employment agreement if: (1) we require the executive to relocate his or her principal residence to a location outside of the greater Chicago Metropolitan Area, (2) certain reductions are made to the executive’s base salary or other compensation and benefits, or (3) we materially breach the provisions of the agreement.  If employment is terminated by us “without cause” or by the executive for “good reason,” then within 30 days of the date of the termination, we will pay the executive:

•

any accrued base salary;

•

any accrued vacation pay;

•

any accrued reimbursable expenses;

•

any accrued benefits, together with any benefits required to be paid or provided under applicable law;

•

any accrued bonus, which has been determined for the prior year, but not yet paid;

•

any accrued bonus for the current year prorated to the date of termination; and

•

an amount equal to the sum of: (A) the executive’s then current per annum base salary, plus (B) an amount equal to the annual cash incentive award which was paid to the executive for the fiscal year preceding the year of termination; provided, however, that the payment to the executive would, in no event, have exceed an amount which would cause the executive to receive an “excess parachute payment” as defined in the Code.

In addition, any restricted stock awards which have not yet vested will vest immediately and will no longer be subject to forfeiture.

Termination by Company for Good Reason.  Under the employment agreements, we will have “good reason” to terminate an executive’s employment if the executive fails to achieve the personal goals and objectives mutually agreed upon between the executive and the board.  If we terminate the executive’s employment for “good reason,” then within 30 days of the date of the termination, we will pay the executive:

•

any accrued base salary;

•

any accrued vacation pay;

•

any accrued reimbursable expenses;

•

any accrued benefits, together with any benefits required to be paid or provided under applicable law;

•

any accrued bonus, which has been determined for the prior year, but not yet paid;

•

any accrued bonus for the current year prorated to the date of termination; and

•

an amount equal to 0.50 times the sum: (A) the executive’s then current per annum base salary, plus (B) an amount equal to the annual cash incentive award which was paid to the executive for the fiscal year preceding the year of termination; provided, however, that the payment to the executive would, in no event, have exceed an amount which would cause the executive to receive an “excess parachute payment” as defined in the Code.

In addition, any restricted stock awards which have not yet vested will immediately be forfeited.

Change of Control.  If employment under the agreement is terminated within one year of a “change of control,” then within 30 days of the date of the termination, we will pay the executive:

•

any accrued base salary;

•

any accrued vacation pay;

•

any accrued reimbursable expenses;

•

any accrued benefits, together with any benefits required to be paid or provided under applicable law;

•

any accrued bonus, which has been determined for the prior year, but not yet paid;

•

any accrued bonus for the current year prorated to the date of termination; and

•

an amount equal to 2.0 times the sum of: (A) the executive’s then current per annum base salary; plus (B) an amount equal to the annual cash incentive award paid to the executive for the fiscal year immediately preceding the year of termination; plus (C) the aggregate dollar value of each of the restricted stock awards that was granted to executive for the fiscal year immediately preceding the year of termination; provided, however, that the payment to the executive will, in no event, exceed an amount which would cause the executive to receive an “excess parachute payment” as defined in the Code.

In addition, if the executive’s employment is terminated within one year of a “change of control,” then any restricted stock awards which have not vested will immediately vest and no longer be subject to forfeiture.

Termination upon Death or Total Disability.  If employment under the agreement is terminated by reason of the death or “total disability” of the executive, then within 30 days of the date of the termination, we will pay the executive (or his or her estate or beneficiaries):

•

any accrued base salary;

•

any accrued vacation pay;

•

any accrued reimbursable expenses;

•

any accrued benefits, together with any benefits required to be paid or provided under applicable law.; and

•

any accrued bonus.

In addition, any restricted stock or stock option awards issued to the executive which have not yet vested will vest immediately and no longer be subject to forfeiture.

OTHER TERMS AND PROVISIONS

During the term of the new employment agreements and for a period of one year following termination, the named executive officers have agreed to certain non-compete, non-hiring and non-solicitation provisions.  The named executive officers have also agreed, for a period of two years following expiration of the employment agreements, to certain non-disclosure and non-disparagement provisions.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits:
Exhibit No.	Description

10.1	Employment Agreement between Inland Real Estate Corporation and Mark E. Zalatoris, effective as of January 1, 2011

10.2	Employment Agreement between Inland Real Estate Corporation and Brett A. Brown, effective as of January 1, 2011

10.3	Employment Agreement between Inland Real Estate Corporation and D. Scott Carr, effective as of January 1, 2011

10.4	Employment Agreement between Inland Real Estate Corporation and Beth Sprecher Brooks, effective as of January 1, 2011

10.5	Employment Agreement between Inland Real Estate Corporation and William W. Anderson, effective as of January 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE CORPORATION

By:	/s/ Mark E. Zalatoris
Name:	Mark E. Zalatoris
Title:	President and Chief Executive Officer

Date:  May 5, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement between Inland Real Estate Corporation and Mark E. Zalatoris, effective as of January 1, 2011

10.2	Employment Agreement between Inland Real Estate Corporation and Brett A. Brown, effective as of January 1, 2011

10.3	Employment Agreement between Inland Real Estate Corporation and D. Scott Carr, effective as of January 1, 2011

10.4	Employment Agreement between Inland Real Estate Corporation and Beth Sprecher Brooks, effective as of January 1, 2011

10.5	Employment Agreement between Inland Real Estate Corporation and William W. Anderson, effective as of January 1, 2011